SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                              FORM 8-K


                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                       Securities Act of 1934



                    Date of Report:  May 23, 1994



                     REPUBLIC NEW YORK CORPORATION
     (Exact name of registrant as specified in its charter)




         Maryland             1-7436            13-2764867
     (State or other    (Commission file     (IRS Employer of
     jurisdiction of          number)       Identification No.)
      incorporation)


  452 Fifth Avenue, New York, New York             10018
(Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code: (212) 525-6100




ITEM 5.  OTHER EVENTS


	In connection with the filing of a Prospectus Supplement dated May 16, 1994 relating to the offering of 6,000,000 Depositary Shares, each representing a one-fourth interest in a share of Adjustable Rate Cumulative Preferred Stock, Series D ($100 Stated Value), the Corporation is hereby filing the documents listed under Item 7 below as Exhibits to the Corporation's Shelf Registration Statement, as amended (Registration No. 33-49507). Such documents are hereby incorporated herein by reference in this Current Report on Form 8-K and copies of the same are attached hereto as exhibits.



Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.


        c.  Exhibits

   	        4(u)  Articles Supplementary, classifying shares of the
                  Corporation's Adjustable Rate Cumulative Preferred Stock, Series D ($100 Stated Value), dated May 23, 1994.

   	       12(b)  Calculation of Ratios of Earnings to Combined Fixed
                  Charges and Preferred Stock Dividends-Consolidated



                          SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT
OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED
ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                             REPUBLIC NEW YORK CORPORATION



                             By:/s/William F. Rosenblum, Jr.
                                    Senior Vice President


Date:  May 23, 1994


                         EXHIBIT INDEX


        EXHIBIT               DESCRIPTION

          4(u) Articles Supplementary, classifying shares of the Corporation's Adjustable Rate Cumulative Preferred Stock, Series D ($100 Stated Value), dated May 23, 1994.

         12(b) Calculation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends - Consolidated